UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2011 (February 28, 2011)

REGENERON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19034	13-3444607
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices, including zip code)

(914) 347-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On February 28, 2011, Regeneron Pharmaceuticals, Inc. (“Regeneron”) issued a press release announcing results of a second Phase 3 study of ARCALYST® (rilonacept) for the prevention of gout flares in patients initiating uric acid-lowering therapy. In the press release, Regeneron also announced the results of a Phase 3 safety study of ARCALYST® in patients at risk for gout flares while initiating or taking uric acid-lowering drug treatment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference into this Item.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release Reporting Results for ARCALYST® (rilonacept) in two Phase 3 studies, dated February 28, 2011.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2011	REGENERON PHARMACEUTICALS, INC.

	By:	/s/ Murray A. Goldberg
Name: Murray A. Goldberg
Title: Senior Vice President, Finance and
Administration, Chief Financial Officer, Treasurer,
and Assistant Secretary

Exhibit Index

Number	Description
99.1	Press Release Reporting Results for ARCALYST® (rilonacept) in two Phase 3 studies, dated February 28, 2011.